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Exhibit 3.1

Systems Xcellence Inc.

3,200,000 Common Shares

UNDERWRITING AGREEMENT

June     •    , 2006

SYSTEMS XCELLENCE INC.

UNDERWRITING AGREEMENT

June     •    , 2006

UBS Securities LLC
J.P. Morgan Securities Inc.
William Blair & Company, L.L.C.
SunTrust Capital Markets, Inc.
Sprott Securities Inc.
Orion Securities Inc.
Clarus Securities Inc.
     As Representatives of the several Underwriters

c/o
UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

        Systems Xcellence Inc., a corporation incorporated under the Canada Business Corporations Act (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as representatives, an aggregate of 3,200,000 (the "Firm Shares") common shares, without nominal or par value (the "Common Shares"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 480,000 Common Shares (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectuses which are referred to below.

        The Company has prepared and filed with the securities regulatory authorities (the "Canadian Commissions") in each of the provinces of Canada (the "Provinces") a preliminary short form base PREP prospectus dated June 9, 2006 relating to the distribution of the Shares in accordance with applicable securities legislation of the Provinces and the rules, regulations, blanket rulings, orders and notices made thereunder and the local, uniform, national and multilateral instruments and policies adopted by the Canadian Commissions (collectively, as applied and interpreted, the "Canadian Securities Laws"). Such preliminary short form base PREP prospectus relating to the distribution of the Shares used in Canada (in the English and French languages, as applicable), including any documents incorporated by reference therein and any supplements or amendments thereto, is herein called the "Canadian Preliminary Prospectus." The Company has prepared the Canadian Preliminary Prospectus pursuant to the Canadian Securities Administrators' National Instrument 44-101 — Short Form Prospectus Distributions, National Policy 43-201 — Mutual Reliance Review System for Prospectuses and Annual Information Forms and National Instrument 44-103 — Post-Receipt Pricing.

        The Company has also prepared and filed with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Canada/U.S. Multi-Jurisdictional Disclosure System adopted by the Canadian Commissions and the SEC (the "MJDS"), a registration statement on Form F-10 (Registration No. 333-134753) covering the registration of the Shares under the U.S. Securities Act of 1933, as amended (together with the rules and regulations thereunder, the "Act"), including the Canadian Preliminary Prospectus with such deletions therefrom and additions or changes thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC. Such prospectus relating to the distribution of the Shares used in the United States, including the documents incorporated by reference therein and any supplements or amendments thereto, is herein called the "U.S. Preliminary Prospectus." The Company has also prepared and filed with the SEC an Appointment of Agent for Service of Process and Undertaking on Form F-X at the time of the initial filing of the Registration Statement (the "Form F-X").

        Each of the Canadian Preliminary Prospectus and the U.S. Preliminary Prospectus, including the documents incorporated by reference therein and any supplements or amendments thereto and with any translations thereof, that omits the PREP Information (as defined below), is herein called a "Preliminary Prospectus."

        In addition, the Company (a) has prepared and filed (i) with the Canadian Commissions a final short form base PREP prospectus dated June     •    , 2006 relating to the distribution of the Shares (in the English and French languages, as applicable, and including any documents incorporated therein by reference and any supplements or amendments thereto and with any French language translations thereof, the "Canadian Final Prospectus"), pursuant to the Canadian Securities Administrators' National Instrument 44-101 — Short Form Prospectus Distributions and National Instrument 44-103 — Post-Receipt Pricing, omitting the PREP Information (as hereinafter defined) in accordance with the rules and procedures established pursuant to the Canadian Securities Administrators' National Instrument 44-103 — Post-Receipt Pricing (the "PREP Procedures") and (ii) with the SEC an amendment to such registration statement, including the English language version of the Canadian Final Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC) omitting the PREP Information, and (b) will prepare and file, as promptly as possible and in any event within two business days of the execution and delivery of this Agreement, (i) with the Canadian Commissions, in accordance with the PREP Procedures, a supplemented prospectus setting forth the PREP Information (in the English and French languages, as applicable, and including any documents incorporated therein by reference and any supplements or amendments thereto and with any translations thereof, the "Canadian Supplemented Prospectus"), and (ii) with the SEC, in accordance with the General Instruction II.L. of Form F-10, the English language version of the Canadian Supplemented Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC) (the "U.S. Supplemented Prospectus"). The information, if any, included in the Canadian Supplemented Prospectus that is omitted from the Canadian Final Prospectus for which a final receipt has been obtained from the Canadian Commissions, but that is deemed under the PREP Procedures to be incorporated by reference into the Canadian Final Prospectus as of the date of the Canadian Supplemented Prospectus, is referred to herein as the "PREP Information."

        The registration statement on Form F-10, including the exhibits thereto and all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein or otherwise deemed to be part of the registration statement at the time of effectiveness of any part thereof for purposes of Section 11 of the Act (the "Effective Time") pursuant to the Act, is herein called the "Registration Statement."

        The prospectus included in the Registration Statement at the time it became effective, including the documents incorporated by reference therein and any supplements thereto, is herein called the "U.S. Prospectus," except that when a U.S. Supplemented Prospectus is thereafter furnished to the Underwriters, including a U.S. Supplemented Prospectus that includes the PREP Information, after the execution of this Agreement, the term "U.S. Prospectus" shall mean such U.S. Supplemented Prospectus, including the documents incorporated by reference therein and any supplements thereto.

        The Canadian Final Prospectus for which a final receipt has been obtained from the Canadian Commissions is herein referred to as the "Canadian Prospectus," except that, when a Canadian Supplemented Prospectus is thereafter filed with the Canadian Commissions, the term "Canadian Prospectus" shall mean such Canadian Supplemented Prospectus, including the documents incorporated by reference therein and any amendments or supplements thereto and any French language translations thereof. Any amendment to the Canadian Prospectus, and any amended or supplemented prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the Canadian Securities Laws prior to the Time of Purchase (as hereinafter defined) or, where such document is deemed to be incorporated by reference into the Canadian Prospectus, prior to the expiry of the period of distribution of the Shares, is referred to herein collectively as the "Supplementary Material."

        The U.S. Preliminary Prospectus and the Canadian Preliminary Prospectus are hereinafter collectively sometimes referred to as the "Preliminary Prospectuses." The U.S. Supplemented Prospectus and the Canadian Supplemented Prospectus are hereinafter collectively sometimes referred to as the "Supplemented Prospectuses." The U.S. Prospectus and the Canadian Prospectus are hereinafter collectively sometimes referred to as the "Prospectuses."

        "Permitted Free Writing Prospectuses," as used herein, means the documents listed on Schedule B attached hereto.

        "Disclosure Package," as used herein, means (i) with respect to the United States, the U.S. Preliminary Prospectus, together with any combination of one or more of the Permitted Free Writing Prospectuses, if any and (ii) with respect to Canada, the Canadian Preliminary Prospectus.

        Any reference herein to the Registration Statement, any Preliminary Prospectus, any Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the "Incorporated Documents"), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus, any Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document with the Canadian Commissions or the SEC on or after the initial effective date of the Registration Statement, or the date of such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

        As used herein, "business day" shall mean a day on which each of the New York Stock Exchange (the "NYSE") and the Toronto Stock Exchange (the "TSX") is open for trading. The terms "herein," "hereof," "hereto," "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term "or," as used herein, is not exclusive.

        The Underwriters shall offer the Shares for sale to the public directly and through other investment dealers and brokers in the Provinces and the United States only as permitted by applicable law and upon the terms and conditions set forth in the Prospectuses and this Agreement. The Underwriters agree that they will not, directly or indirectly, distribute the Registration Statement, the Canadian Preliminary Prospectus, the Canadian Prospectus, the U.S. Preliminary Prospectus or the U.S. Prospectus or publish any prospectus, circular, advertisement or other offering material in any jurisdiction other than the Provinces or such states of the United States in which the Shares are duly qualified under U.S. federal and applicable U.S. state securities laws, in such manner as to require registration of the Shares or the filing of a prospectus or any similar document with respect to the Shares by the Company therein or subject the Company to ongoing periodic reporting obligations in such jurisdiction pursuant to the securities laws of such jurisdiction. The Underwriters agree that each of the Underwriters that is not registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the "Exchange Act"), will not offer or sell any Shares in, or to persons who are nationals or residents of, the United States other than through one of its U.S. registered broker- dealer affiliates or otherwise in compliance with the Exchange Act Rule 15a-6. Sales of Shares in the Provinces may be made only by or through a dealer appropriately registered under applicable Canadian Securities Laws or in circumstances where an exemption from the Canadian registered dealer requirements is available.

        The Company and the Underwriters agree as follows:

        1.    Sale and Purchase.    Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the respective number of Firm Shares (subject to such adjustment as UBS Securities LLC ("UBS") may determine to avoid fractional shares) which bears the same proportion to the total number of Firm Shares to be sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto, subject to adjustment in accordance with Section 8 hereof, bears to the total number of Firm Shares, in each case at a purchase price of U.S.$    •    per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectuses. You may from time to time, after the Shares have initially been offered to the public, increase or decrease the public offering price in the United States to such extent as you may determine, and vary the public offering price in Canada to the extent permitted by Canadian securities laws.

        In addition, the Company hereby grants to the several Underwriters the option (the "Over-Allotment Option") to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by UBS on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date hereof, by written notice to the Company. Each such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an "additional time of purchase"); provided, however, that no additional time of purchase shall be earlier than the "time of purchase" (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as UBS may determine to eliminate fractional shares), subject to adjustment in accordance with Section 8 hereof.

        2.    Payment and Delivery.    Payment of the purchase price for the Firm Shares shall be made to the Company by wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Canadian Depository for Securities Limited (the "CDS") for further credit to The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 8:00 A.M., New York City time, on June     •    , 2006 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the "time of purchase." Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

        Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

        Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, at 8:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

        3.    Representations and Warranties of the Company.    The Company represents and warrants to and agrees with each of the Underwriters that:

          (a)   the Company is a "foreign private issuer" (as defined in Rule 405 under the Act) and meets the requirements for use of Form F-10 under the Act and is eligible for the use of a short form prospectus, the PREP procedures and the MJDS provided under the Canadian Securities Laws; a receipt has been obtained from the Canadian Commissions in respect of the Canadian Final Prospectus; a registration statement (Registration No. 333-134753) on Form F-10 relating to the Shares, including a U.S. Preliminary Prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Act and has been filed with the SEC, and no cease trading order or stop order of the Canadian Commissions or the SEC preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Canadian Commissions or the SEC; copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Underwriters; there are no reports or information that in accordance with the requirements of the Canadian Securities Laws must be filed or made publicly available in connection with the offering of the Shares in Canada or the listing of the Shares on the TSX that have not been filed or made publicly available as required; there are no documents required to be filed with the Canadian Commissions in connection with the Canadian Preliminary Prospectus, the Canadian Supplemented Prospectus or the Canadian Prospectus that have not been filed as required with the Canadian Commissions and as exhibits to the registration statement on Form F-10;

          (b)   the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Shares, will comply, in all material respects, with the requirements of the Act; and the Form F-X complies with all applicable provisions of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Canadian Preliminary Prospectus complied, at the time it was filed with the Canadian Commissions, and complies as of the date hereof, with the requirements of the Canadian Securities Laws pursuant to which it has been filed and provides full, true and plain disclosure of all material facts (within the meaning of the Canadian Securities Laws) relating to the Company and to the Shares; the U.S. Preliminary Prospectus conformed, at the time it was filed with the SEC, and conforms as of the date hereof, to the Canadian Preliminary Prospectus (and vice versa) except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC relating thereto; at no time during the period that begins on the earlier of the date of the Preliminary Prospectuses and the date such Preliminary Prospectuses were filed with the Canadian Commissions or the SEC, as the case may be, and ends at the time the Prospectuses are filed with the Canadian Commissions and the SEC and such Prospectuses are made available to the Underwriters in accordance with Section 4(b) hereof, did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Canadian Prospectus, together with the Supplementary Material, will comply, as of its date, the time it is filed with the Canadian Commissions, the time of purchase and each additional time of purchase, if any, and at all times during which a prospectus is required by the Canadian Securities Laws to be delivered in connection with any sale of the Shares, with the requirements of the Canadian Securities Laws pursuant to which it has been filed and will provide full, true and plain disclosure of all material facts (within the meaning of the Canadian Securities Laws) relating to the Company and to the Shares; the U.S. Prospectus will conform, as of its date, the time it is filed with the SEC, the time of purchase and each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Shares, to the English language version of the Canadian Prospectus (and vice versa) except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC relating thereto; at no time during the period that begins on the earlier of the date of the Prospectuses and the date such Prospectuses are filed with the Canadian Commissions or the SEC, as the case may be, and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Canadian Securities Laws or the Act, as the case may be, to be delivered (whether physically or through compliance with Rule 172 of the Act or any similar rule) in connection with any sale of Shares did or will the Prospectuses, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) to any statement contained in the Registration Statement, the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Prospectus, the Canadian Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Prospectus, the Canadian Prospectus or such Permitted Free Writing Prospectus; the documents that are incorporated by reference in the Canadian Prospectus, when they were or are filed with the Canadian Commissions, conformed or will conform, respectively, in all material respects with the requirements of the Canadian Securities Laws, and none of such documents included or will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (c)   prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any "prospectus" (within the meaning of the Act) or used any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus (which such most recent Preliminary Prospectus shall contain a price range, if so required by the Act) or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the SEC (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the SEC), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the U.S. Preliminary Prospectus dated June 9, 2006 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act and except as permitted by the MJDS, satisfies the requirements of Section 10 of the Act, including the requirement for a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, "free writing prospectuses" (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all "road shows" (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company; the Company has not used and is not required, pursuant to Rule 433(d) under the Act, to file, with the SEC, any "electronic road show" (as defined in Rule 433 under the Act);

          (d)   as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectuses entitled "Capitalization" and "Description of share capital" (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the section of the Registration Statement, the Preliminary Prospectuses and the Prospectuses entitled "Capitalization" and "Description of share capital" (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of Common Shares upon exercise of stock options disclosed as outstanding in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), each Preliminary Prospectus and the Prospectuses and grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), each Preliminary Prospectus and the Prospectuses); all of the issued and outstanding share capital of the Company has been duly authorized and validly issued and is fully paid and non-assessable, has been issued in compliance with all applicable securities laws and was not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

          (e)   the Shares are duly listed, and authorized for quotation, subject to official notice of issuance, on the Nasdaq National Market (the "NASDAQ") and have been listed, subject to customary listing conditions, on the TSX and the TSX has accepted for filing notice of the offering of the Shares; subject to the foregoing, all acts have been taken and all documents required to be filed under the Canadian Securities Laws and TSX and NASDAQ rules (except routine post-closing matters) to enable the Shares to trade on the TSX and NASDAQ;

          (f)    the Company has been duly incorporated or amalgamated and is validly existing as a corporation in good standing under the Canada Business Corporations Act (the "CBCA"), with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

          (g)   the Company is duly qualified or otherwise entitled to carry on business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification (which jurisdictions are identified in Schedule C hereto), except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) prevent the Shares from being accepted for listing on, or result in the delisting of the Company's Common Shares from the NASDAQ or the TSX (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a "Material Adverse Effect");

          (h)   the Company has no subsidiaries (as defined in the Act) other than as listed on Schedule C attached hereto (collectively, the "Subsidiaries"); other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the articles of incorporation and by-laws or other organizational documents of the Company and each Subsidiary and all amendments thereto have been made available to you, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly organized and is validly existing as a corporation and is in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification (which jurisdictions are identified in Schedule C hereto), except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and, except as described in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or other equity interests in the Subsidiaries are outstanding;

          (i)    the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of (A) statutory preemptive rights and (B) contractual preemptive rights, resale rights, rights of first refusal and similar rights granted by, or otherwise known to, the Company; the Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company's charter or bylaws or any agreement or other instrument to which the Company is a party;

          (j)    the share capital of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any; and the certificates for the Shares are in due and proper form and conform to the requirements of the CBCA, the articles of incorporation of the Company and applicable requirements of the TSX and NASDAQ or have been otherwise approved by the TSX and NASDAQ;

          (k)   this Agreement has been duly authorized, executed and delivered by the Company;

          (l)    neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective articles of incorporation and by-laws or other similar organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the TSX and NASDAQ), or (E) any decree, judgment or order applicable to the Company or the Subsidiaries or any of their respective properties, except with respect to clauses (B) through (E), for such breaches, violations or defaults as would not individually or in the aggregate have a Material Adverse Effect;

          (m)  the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the articles of incorporation and by-laws or other similar organizational documents of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, provincial, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the TSX and NASDAQ), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except, in the case of clause (B), for such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect;

          (n)   other than the Company's credit facility with MCG Capital Corporation, including the ancillary agreements executed in connection therewith, there is no material contract that (i) the Company has filed with Canadian securities regulators and which is currently material, (ii) the Company has entered into and will be required to file with Canadian securities regulators on or before the date of the filing of its next annual information form, or (iii) that remains in effect that was entered into prior to January 1, 2002 and that the Company would have been required to file with Canadian securities regulators but for the fact that it was entered into prior to that date;

          (o)   no approval, authorization, consent or order of or filing with any federal, provincial, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the TSX or NASDAQ), or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the offer and sale of the Shares under the Act and registration of the Shares under the Exchange Act, which have been effected by the Company, (ii) as may be required under the Canadian Securities Laws or by the TSX, which have been effected by the Company, (iii) any notices and filings required to be given to, or made with, the TSX and The Nasdaq Stock Market, Inc., which have been or will be given or made on a timely basis by the Company and (iv) any necessary qualification under the securities or blue sky laws of the various U.S. state jurisdictions in which the Shares are being offered by the Underwriters or (v) under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD");

          (p)   except as described in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), each Preliminary Prospectus and the Prospectuses, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any of the Company's share capital or other equity interests of the Company, (ii) no person has any statutory preemptive rights, (iii) no person has contractual preemptive rights, resale rights, rights of first refusal or other rights granted by, or otherwise known to, the Company, to purchase any of the Company's share capital or other equity interests of the Company, and (iv) other than the Underwriters set forth on Schedule A to this Agreement pursuant to the terms hereof, no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares; no person has the right, contractual or otherwise, to cause the Company to register under the Act or any Canadian Securities Laws any Common Shares or any other share capital or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or Prospectuses or the offering contemplated thereby;

          (q)   each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, provincial, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except as would not individually or in the aggregate have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, provincial, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

          (r)   except as disclosed in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, there are no actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, provincial, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the TSX or NASDAQ), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; the Company has not been party to any material affiliated-party transactions or any off-balance sheet arrangement (as defined in General Instruction B.(11) of Form 40-F) during the most recent three fiscal years;

          (s)   KPMG LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement, the Preliminary Prospectuses and the Prospectuses, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board, and are independent within the meaning of the Canadian Securities Laws;

          (t)    the consolidated financial statements included or incorporated by reference in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders' equity of the Company for the periods specified and have been prepared in conformity with accounting principles generally accepted in Canada ("Canadian GAAP") applied on a consistent basis during the periods involved, together with any required reconciliation, in accordance with the Act and the SEC's rules and guidelines, to accounting principles generally accepted in the U.S. ("U.S. GAAP"); all pro forma financial information included or incorporated by reference in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, comply with the requirements of the Canadian Securities Regulations and the Act, and the assumptions used in the preparation of such pro forma financial information are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such information; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Preliminary Prospectuses and the Prospectuses that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), the Preliminary Prospectuses and the Prospectuses; and all disclosures contained or incorporated by reference in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the SEC) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

          (u)   subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the share capital or outstanding indebtedness of the Company or the Subsidiaries as a consolidated group or (v) any dividend or distribution of any kind declared, paid or made on the share capital of the Company or any Subsidiary;

          (v)   each "forward-looking statement" (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) included or incorporated by reference in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;

          (w)  the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of its directors and officers;

          (x)   neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will either of them be, and, immediately after giving effect to the offering and sale of the Shares, neither of them will be, (A) registered or required to register as an "investment company" or (B) "controlled" by an entity required to be registered as an "investment company," as such terms are defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

          (y)   except as disclosed in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances; all the property described in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases (except as enforceability may be limited by bankruptcy, insolvency or similar laws relating to creditors' rights, or by general equitable principles);

          (z)   each of the Company and the Subsidiaries owns or possesses the right to use all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses as presently conducted and as proposed to be conducted (collectively, the "Intellectual Property"), except in each case as would not, individually or in the aggregate, have a Material Adverse Effect; the Company and all of the Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property is licensed to the Company or any Subsidiary, and all such agreements are in full force and effect, except as would not, individually or in the aggregate, have a Material Adverse Effect; to the Company's knowledge, there is no infringement by third parties of any Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property or the Company's or any Subsidiary's right therein or thereto, and the Company is unaware of any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the Intellectual Property; the Company is unaware of any facts which could form a reasonable basis for any action, suit, proceeding or claim challenging the validity, enforceability or scope of any Intellectual Property that is material to the business of the Company or any of the Subsidiaries, or the Company's or any Subsidiary's right therein or thereto. Except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries has infringed or is infringing the intellectual property or other proprietary rights of a third party;

          (aa) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (A) there is (i) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board or similar body (whether in Canada, the United States or elsewhere), and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company's knowledge, threatened, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (iii) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (B) to the Company's knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (C) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder (or under any similar law, whether in Canada, the United States or elsewhere) concerning the employees of the Company or any of the Subsidiaries;

          (bb) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company's knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, provincial, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

          (cc) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, except as would not, individually or in the aggregate, have a Material Adverse Effect, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided or except as would not, individually or in the aggregate, have a Material Adverse Effect;

          (dd) the Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

          (ee) except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts, agreements or customer relationships referred to or described in the Registration Statement, the Preliminary Prospectuses, the Prospectuses or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document;

          (ff)  the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (gg) the Company has established "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated thereunder;

          (hh) the Company has established and maintains "disclosure controls and procedures" and "internal control over financial reporting" within the meaning of such terms under Multilateral Instrument 52-109 — Certification of Disclosure in Issuers' Annual and Interim Filings of the Canadian Securities Administrators and is in compliance with the certification requirements thereof with respect to the Company's annual and interim filings with Canadian securities regulators;

          (ii)   the audit committee of the Company is comprised and operates in accordance with the requirements of Multilateral Instrument 52-110 — Audit Committees of the Canadian Securities Administrators;

          (jj)   all statistical or market-related data or third-party data included or incorporated by reference in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

          (kk) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "Foreign Corrupt Practices Act");

          (ll)   the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws");

          (mm) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

          (nn) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except under corporate law principles of general application in each Subsidiary's jurisdiction of incorporation and as described in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), the Preliminary Prospectuses and the Prospectuses;

          (oo) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;

          (pp) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act, the Canadian Securities Laws, the rules of the TSX or NASDAQ or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (qq) to the Company's knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the SEC, except as disclosed in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), the Preliminary Prospectuses and the Prospectuses, and the Company is not a related or connected issuer of any of the Underwriters within the meaning of the Canadian Securities Laws;

          (rr)  there are no stamp or other issuance or transfer taxes or duties, no capital gains, income, withholding or other taxes and no other similar fees or charges under U.S. federal law or the laws of any state, or any political subdivision or taxing authority thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Shares to be issued and sold by it; and no stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of the Provinces of Ontario in connection with the creation, issuance or sale of the Shares by the Company or the authorization, execution, delivery and performance of this Agreement;

          (ss)  CIBC Mellon Trust Company has been duly appointed as registrar and transfer agent for the Common Shares;

          (tt)  there is no agreement in force or effect which in any manner affects or will affect the voting or control of any of the securities of the Subsidiaries or, to the knowledge of the Company, of the Company;

          (uu) no withholding tax imposed under the federal laws of Canada or the laws of the Province of Ontario will be payable in respect of the payment of any fee as contemplated by this Agreement to an Underwriter that is not resident in Canada (or deemed to be resident in Canada) or does not carry on business in Canada, but is resident in the United States, or if a partnership, all the members of which are not resident in Canada but are resident in the United States, in each case, for purposes of the Income Tax Act (Canada) (a "U.S. Underwriter"), provided that such U.S. Underwriter deals at arm's length with the Company and that any such fee is payable in respect of services rendered by or on behalf of such U.S. Underwriter wholly outside of Canada that are performed by such U.S. Underwriter in the ordinary course of business carried on by it that includes the performance of such services for a fee and any such amount is reasonable in the circumstances;

          (vv) no goods and services tax imposed under the federal laws of Canada will be collectible by a U.S. Underwriter in respect of the payment of any fee as contemplated by this Agreement to any U.S. Underwriter, provided that any such fee is payable in respect of services performed by such U.S. Underwriter wholly outside of Canada;

          (ww) the statements set forth in the Registration Statement, the Preliminary Prospectuses or the Prospectuses under the captions "Certain material income tax considerations — Certain Canadian federal income tax considerations" and "Eligibility for investment" constitute accurate and complete summaries of the matters discussed therein in all material respects and fairly presents all material tax consequences to holders of common shares.

          (xx) As of the date hereof, the Company is not a "controlled foreign corporation," as such term is defined in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and does not expect to become a controlled foreign corporation. Further, the Company expects, after due inquiry, that it will not constitute a "passive foreign investment company," as such term is defined in the Internal Revenue Code, for its current taxable year ending December 31, 2006 or any subsequent taxable year.

        In addition, any certificate signed by any officer on behalf of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

4.
Certain Covenants of the Company.    The Company hereby agrees:

          (a)   to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states, provinces or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b)   to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective (as to the U.S. Prospectus) or after the filing thereof (as to the Canadian Prospectus), and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectuses (or of the Prospectuses as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act and the Canadian Securities Laws; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

          (c)   to comply with the requirements of the PREP Procedures and General Instructions of Form F-10 and file the Canadian Supplemented Prospectus with the Canadian Commissions no later than the day which is two business days following this Agreement; to advise you promptly, confirming such advice in writing, (i) when any post-effective amendment to the Registration Statement becomes effective; (ii) of any request by the Canadian Commissions or the SEC for amendments or supplements to the Registration Statement, the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the Canadian Final Prospectus, the U.S. Prospectus or the Canadian Prospectus or for additional information with respect thereto; (iii) of notice of institution of proceedings for, or the issuance by the SEC or the Canadian Commissions of any stop order or cease trading order suspending the effectiveness of the Registration Statement or the Canadian Prospectus, respectively, and, if (A) the SEC or the Canadian Commissions should issue such a stop order or cease trading order, or (B) any U.S. state or Blue Sky or Canadian provincial securities regulator shall issue any order suspending the distribution of the Shares, to use its best efforts to obtain the lifting or removal of such order as soon as possible; (iv) of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectuses or the Prospectuses, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing (provided, however, that if such amendment or supplement results solely from the filing of a document with the Canadian Commissions that upon filing becomes an Incorporated Document and such filing is made after the expiration of 30 days from the date of this Agreement, then such filing shall be subject to Section 4(d) below and not this clause (iv)); (v) of the happening of any event during the period mentioned in Section 4(e) hereof that makes any statement made in the Registration Statement, the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Prospectus or the Canadian Prospectus untrue or that requires the making of any changes in the Registration Statement, the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Prospectus or the Canadian Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (vi) of receipt by the Company or any representatives or attorney of the Company of any other communication from the Canadian Commissions or the SEC relating to the Company, the Registration Statement, any Preliminary Prospectus, the Canadian Final Prospectus, the U.S. Prospectus or the Canadian Prospectus;

          (d)   subject to Section 4(c) hereof, to file promptly (i) all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the SEC in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, including any additional documents required to be filed if the Company ceases to be a foreign private issuer, (ii) all reports and other documents required to be filed by the Company with the Canadian Commissions to comply with Canadian Securities Laws and with the TSX and NASDAQ to procure and ensure the continued listing of the Shares thereon subsequent to the date of the Prospectuses and for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Shares; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act or pursuant to the Canadian Securities Laws during such period a reasonable period of time prior to any proposed filing, and to file no such report, statement or document without your consent (which consent shall not be unreasonably withheld); and to promptly notify you of any such filing;

          (e)   to advise the Underwriters promptly of the happening of any event within the period during which a prospectus relating to the Shares is required to be delivered under the Act or the Canadian Securities Laws (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectuses then being used so that the Prospectuses would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Canadian Prospectus to cause the Canadian Prospectus to comply with the requirements of the Canadian Securities Laws, and, in each case, during such time, subject to Section 4(c) hereof, to prepare and furnish promptly to the Underwriters, at the Company's expense, such amendments or supplements to the Prospectuses as may be necessary to reflect any such change or to effect such compliance;

          (f)    to make generally available to its security holders, and to deliver to you, an earnings statement of the Company complying with the provisions of Section 11(a) of the Act as soon as reasonably practicable;

          (g)   to furnish to you eight copies of the Registration Statement, as initially filed with the SEC, and of the Preliminary Prospectuses, the Supplemented Prospectuses and the Prospectuses, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

          (h)   to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(c) hereof;

          (i)    to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of proceeds" in the Prospectuses and, if required pursuant to the Act, to file such reports with the SEC with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Act; and, pending such application of the net proceeds, to invest the proceeds in a manner which shall not require the Company or any of the Subsidiaries to register as an "investment company" under the Investment Company Act;

          (j)    to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Form F-X, the Preliminary Prospectuses, the Prospectuses, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under U.S. state, Canadian provincial and other foreign laws and the determination of their eligibility for investment under U.S. state, Canadian provincial or foreign laws (including, with respect to such qualification under U.S. state or foreign laws (other than Canadian provincial laws), the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on the TSX or qualification of the Shares for quotation on the NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the DTC and (ix) the performance of the Company's other obligations hereunder;

          (k)   to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

          (l)    to comply with the Act and Canadian Securities Laws so as to permit the completion of the distribution of the Shares as contemplated by this Agreement and the Prospectuses;

          (m)  beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus (the "Lock-Up Period"), without the prior written consent of UBS, (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, with respect to, any Common Shares, or any securities convertible into or exchangeable or exercisable for, or warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act, or to file a prospectus under the Canadian Securities Laws, relating to the offer and sale of any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares or other rights to purchase Common Shares or any other securities of the Company that are substantially similar to Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any other securities of the Company that are substantially similar to Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares under the Act, the filing of one or more prospectuses under the Canadian Securities Laws relating to the sale of the Shares and the sales of the Shares to the Underwriters pursuant to this Agreement, (B) issuances of Common Shares upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), each Preliminary Prospectus and the Prospectuses, and (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto other than the Incorporated Documents), each Preliminary Prospectus and the Prospectuses; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 4(m) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

          (n)   prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Shares, without your prior consent;

          (o)   not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectuses;

          (p)   not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (q)   to use its reasonable best efforts to cause the Common Shares to be listed for quotation on the NASDAQ and the TSX and to maintain such listing; and

          (r)   to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Shares.

        5.    Reimbursement of Underwriters' Expenses.    If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 of this Agreement or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(j) hereof, reimburse the Underwriters for all of their out of pocket expenses, including the reasonable fees and disbursements of their counsel.

        6.    Conditions of Underwriters' Obligations.    The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of each of its obligations hereunder and to the following additional conditions precedent:

  (a)    The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Heenan Blaikie LLP, Canadian counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit B hereto.

  (b)    The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Troutman Sanders LLP, U.S. counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit C hereto.

  (c)    You shall have received from KPMG LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms satisfactory to UBS, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, including with respect to the French translation of the financial statements and other financial data derived therefrom contained and incorporated by reference in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any (the "Excluded Information").

  (d)    You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Dewey Ballantine LLP, U.S. counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.

  (e)    You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Osler, Hoskin & Harcourt LLP, Canadian counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.

  (f)    No Prospectus or amendment or supplement to the Registration Statement or the Prospectuses shall have been filed to which you shall have objected in writing.

  (g)    The U.S. Prospectus shall have been filed with the SEC, and the Canadian Prospectus shall have been filed with the Canadian Commissions and the Canadian Securities Laws, in the manner and within the time period required by the Act, and a receipt obtained therefor.

  (h)    Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) no cease trading order with respect to the Canadian Prospectus shall have been issued by the Canadian Commissions; (iii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) none of the Preliminary Prospectuses or the Prospectuses, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

  (i)    The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit D hereto.

  (j)    You shall have received each of the signed Lock-up Agreements as contemplated by Section 3(w) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

  (k)    The Shares shall have been approved for listing on the TSX and for quotation on the NASDAQ, subject, in the case of the TSX, to the fulfillment of the usual post-closing requirements and, in the case of the NASDAQ, only to notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be.

  (l)    The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectuses or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

          7.    Effective Date of Agreement; Termination.    This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

        The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of UBS, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange, the NASDAQ or the TSX; (B) a suspension or material limitation in trading in the Company's securities on the TSX or the NASDAQ; (C) a general moratorium on commercial banking activities declared by either United States, New York State, Canadian or Ontario authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or Canada or a declaration by the United States or Canada of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or Canada or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of UBS, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any.

        If UBS elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

        If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(j), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

          8.    Increase in Underwriters' Commitments.    Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

        Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

        If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectuses and other documents may be effected.

        The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

        If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          9.    Indemnity and Contribution.

          (a)    The Company agrees to indemnify, defend and hold harmless each Underwriter, its affiliates, directors, officers, partners, employees, advisors, shareholders and agents, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the Canadian Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, (ii) any "misrepresentation" within the meaning of the Canadian Securities Laws or any untrue statement or alleged untrue statement included in the Prospectuses (the term Prospectuses for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectuses and the Prospectuses as amended or supplemented by the Company, as well as any Supplementary Material), in any Permitted Free Writing Prospectus, in any "issuer information" (as defined in Rule 433 of the Act) of the Company or in the Prospectuses together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectuses or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectuses or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectuses or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading;

          (b)    Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors, officers, employees, advisors and agents, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, or any such person may incur under the Act, the Exchange Act, the Canadian Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) and "misrepresentation" within the meaning of the Canadian Securities Laws or any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

          (c)    If any action, suit or proceeding (each, a "Proceeding") is brought against a person (an "indemnified party") in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the "indemnifying party") pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise unless the failure to so notify materially prejudices the indemnifying party's ability to defend such action, suit or proceeding. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

          (d)    If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) or (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting fees and commissions but before deducting expenses) received by the Company, and the total underwriting fees and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (e)    The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

          (f)    The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares to be sold by the Company pursuant hereto. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of its officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectuses or any Permitted Free Writing Prospectus.

        10.    Information Furnished by the Underwriters.    The statements set forth in the last two paragraphs on the cover page of the Canadian Prospectus, the statements set forth in the last paragraph on the cover page of the U.S. Prospectus and the statements set forth in the tenth paragraph, and in the section "Price stabilization and short positions," under the caption "Underwriting" in the Prospectuses, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.

        11.    Notices.    Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 555 Industrial Drive, Milton, Ontario L9T 5E1, Attention: Jeffrey Park, Chief Financial Officer.

        12.    Governing Law; Construction.    This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

        13.    Submission to Jurisdiction.    Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company consents to the exclusive jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. The Company has filed with the SEC a Form F-X appointing Troutman Sanders LLP, 222 Central Park Avenue, Suite 2000, Virginia Beach, VA 23462, telephone number (757) 687-7715, as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.

        14.    Judgment Currency.    The Company hereby covenants and agrees that the following provisions shall apply to conversion of currency in the case of this Agreement:

          (a)    If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country other than the United States, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in United States Dollars, then the conversion shall be made at the rate of exchange prevailing on the business day before the date which judgment is given or the order of enforcement is made, as the case may be. The term "rate(s) of exchange" shall mean the rate at which the Underwriters are able or would have been able on the relevant date to purchase at such money center bank in the City of New York as you designate at such time, United States Dollars with judgment currency above and includes any premiums and costs of exchange payable.

          (b)    The Company hereby agrees to indemnify the Underwriters and each other party related to the Underwriters for which indemnification is contemplated pursuant to Section 9 hereof against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in the judgment currency and as a result of any variation as between (i) the rate of exchange at which the United States Dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the City of New York at which the Company on the date of payment of judgment or order is able to purchase United States Dollars with the amount of the judgment currency actually paid by the Company. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States Dollars.

        15.    Parties at Interest.    The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

        16.    No Fiduciary Relationship.    The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company's securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company's securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters each agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

        17.    Counterparts.    This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

        18.    Successors and Assigns.    This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

        19.    Miscellaneous.    UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

        [The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

        If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours,
SYSTEMS XCELLENCE INC.
By:	Name: Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A
UBS SECURITIES LLC J.P. MORGAN SECURITIES INC. WILLIAM BLAIR & COMPANY, L.L.C. SUNTRUST CAPITAL MARKETS, INC. SPROTT SECURITIES INC. ORION SECURITIES INC. CLARUS SECURITIES INC.
By: UBS SECURITIES LLC
By:
Name: Title:
By:
Name: Title:

SCHEDULE A

Underwriter	Number of Firm Shares
UBS SECURITIES LLC
J.P. MORGAN SECURITIES INC.
WILLIAM BLAIR & COMPANY, L.L.C.
SUNTRUST CAPITAL MARKETS, INC.
SPROTT SECURITIES INC.
ORION SECURITIES INC.
CLARUS SECURITIES INC.

Total	3,200,000

SCHEDULE B

        [None.]

SCHEDULE C

Name	Jurisdiction of Organization	Jurisdictions of Foreign Qualification
Systems Xcellence Inc.	Canada	Ontario, British Columbia
SXC Health Solutions, Inc.	Texas	Arizona, Illinois, Iowa, Nevada, New Mexico, North Dakota
1131836 Ontario Inc.	Ontario	None
InformedRx, Inc.	Arizona	None
Health Business Systems, Inc.	Pennsylvania	Ohio

EXHIBIT A

Lock-Up Agreement

                                    , 2006

UBS Securities LLC
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

        This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Systems Xcellence Inc., a corporation organized under the Canada Business Corporations Act (the "Company"), and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the "Offering") of common shares, without nominal or par value, of the Company (the "Common Shares").

        In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the "Lock-Up Period") beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectuses relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or participate in the filing of a preliminary or final prospectus with any Canadian securities administrator or a registration statement with the U.S. Securities and Exchange Commission (the "SEC") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the "Exchange Act") with respect to, any Common Shares or any other securities of the Company that are substantially similar to Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any other securities of the Company that are substantially similar to Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, or (c) any transfer of Common Shares by the undersigned to the Company (but not to any other person) that is deemed to occur upon the cashless exercise by the undersigned of options on Common Shares, which options are granted to the undersigned pursuant to the Company's employee benefit plans existing as of the date of this Lock-Up Agreement. For purposes of this paragraph, "immediate family" shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

        In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC, make any demand for, or exercise any right with respect to, the registration of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares or any such securities. The undersigned further waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering.

        Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

        The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Shares.

* * *

        If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the SEC with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the "time of purchase" (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,
Name:

EXHIBIT B

OPINION OF HEENAN BLAIKIE LLP

1.
The Company is a corporation incorporated or continued under the Canada Business Corporations Act (the "CBCA") and has not been dissolved under that Act. The Company has all the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectuses and the Prospectuses, to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Shares as contemplated by the Underwriting Agreement.

2.
The Company is entitled to carry on business in each province of Canada in which it owns or leases property or carries on business.

3.
1131836 Ontario Inc. ("1131836") is a corporation incorporated, amalgamated or continued under the Business Corporations Act (Ontario) and has not been dissolved. 1131836 has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectuses and the Prospectuses.

4.
The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

5.
The Shares have been duly authorized and validly issued and are fully paid and non-assessable.

6.
The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Preliminary Prospectuses and the Prospectuses, all of the issued and outstanding common shares of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are free of statutory pre-emptive rights pursuant to the CBCA, or, to our knowledge, contractual pre-emptive rights, resale rights, rights of first refusal or similar rights; and the Shares are free of statutory pre-emptive rights pursuant to the CBCA or, to our knowledge, contractual pre-emptive rights, resale rights, rights of first refusal or similar rights.

7.
The certificates for the Shares conform in all material respects to the requirements of the CBCA and the TSX, and the holders of the Shares will not be subject to personal liability solely by reason of being such holders.

8.
All of the outstanding shares of capital stock of 1131836 have been duly authorized and validly issued and are fully paid and non-assessable; and the Company is the registered owner of 100% of the outstanding shares of 1131836.

9.
The TSX has conditionally approved the listing of the Shares, subject to the customary listing conditions contained in the TSX Letter.

10.
The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectuses and the Prospectuses.

11.
Except as have been obtained or made under Canadian Securities Laws and the rules of the TSX, no approval, authorization, consent or order of or filing with any federal, provincial or local governmental or regulatory commission, board, body, authority or agency in Canada, or approval of shareholders of the Company, is required in connection with the execution and delivery by the Company of the Underwriting Agreement, the issuance and sale of the Shares and consummation by the Company of the other transactions contemplated thereby.

12.
All documents have been filed, all requisite proceedings have been taken and all approvals, permits, consents and authorizations of the Canadian Commissions have been obtained by the Company under Canadian Securities Laws to qualify the distribution of the Shares in the Provinces through investment dealers or brokers registered under the applicable laws of the Provinces who have complied with the relevant provisions of such applicable laws.

13.
The Canadian Preliminary Prospectus and the Canadian Prospectus (other than the financial statements and other financial data derived therefrom contained or incorporated by reference therein (the "Financial Information") as to which we express no opinion) comply as to form in all material respects with the requirements of the Canadian Securities Laws.

14.
The Canadian Prospectus in the French language (other than the Financial Information and the section of the Canadian Prospectus entitled "Management's discussion and analysis of financial condition and results of operations", as to which we express no opinion) is in all material respects a complete and proper translation of the Canadian Prospectus in the English language.

15.
All laws in the Province of Québec relating to the use of the French language (other than those relating to verbal communications and to which we express no opinion) will have been complied with in respect of the documents to be delivered to purchasers in such Province in connection with the sale of the Shares, when issued, to purchasers in the Province if such purchasers receive a copy of the Canadian Prospectus and forms of order and confirmation in the French language only, provided that the Canadian Prospectus in the English language and forms of order and confirmation in the English language may be delivered without delivery of the French language versions thereof to physical persons in the Province who have expressly requested them in writing.

16.
The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the other transactions contemplated by the Underwriting Agreement do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under) (i) the articles of incorporation and by-laws of the Company, or (ii) any of the agreements listed in Schedule A hereto, or (iii) any applicable Canadian federal or Ontario statute or regulation or the Canadian Securities Laws, or (iv) any decree, judgment or order applicable to the Company or 1131836, which decree, judgment or order is known by us.

17.
To our knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending, or threatened or contemplated to which the Company or 1131836 is a party, before or by any federal, provincial or local governmental or regulatory commission, board, body, authority or agency in Canada which are required to be described in the Canadian Preliminary Prospectus and the Canadian Prospectus under Canadian Securities Laws but are not so described.

18.
Except as described in the Registration Statement, the Preliminary Prospectus and the Prospectuses, to our knowledge, no person has the right, pursuant to the terms of any contract, agreement other instrument, to cause the Company to register under Canadian Securities Laws or the Act any common shares or shares of any other share capital or other equity interest of the Company, or to include any such shares or interest in the Registration Statement, the Preliminary Prospectuses, the Prospectuses or the offering contemplated thereby.

19.
The statements set forth in the Registration Statement, the Preliminary Prospectuses or the Prospectuses under the captions "Certain material income tax considerations — Certain Canadian federal income tax considerations" and "Eligibility for investment" insofar as they purport to constitute a summary of the terms of documents, contracts or laws, constitute a fair and complete summary in all material respects.

20.
Each of the Registration Statement, the Prospectus Prospectuses and the Prospectus has been duly approved by and on behalf of the Company, and all necessary corporate action has been taken by the Company to authorize the filing thereof with the Canadian Commissions and the Commission, as applicable; and each of the Canadian Preliminary Prospectus and the Canadian Prospectus has been duly executed by and on behalf of the Company.

21.
In any proceeding in a court of competent jurisdiction in the Province of Ontario (an "Ontario Court") relating to the enforcement of the Underwriting Agreement, the Ontario Court would apply the laws of the State of New York ("New York Law"), in accordance with the parties' choice of New York Law in the Underwriting Agreement, provided that:

(i)
the parties' choice of New York Law is bona fide and legal and there is no reason for avoiding the choice on the grounds of Ontario public policy; and

(ii)
in any such proceeding, and notwithstanding the parties' choice of law, the Ontario Court:

(1)
will not take judicial notice of the provisions of New York Law but will only apply such provisions if they are pleaded and proven by expert testimony;

(2)
will apply the laws of the Province of Ontario and the federal laws of Canada applicable therein (collectively, "Ontario Law") that under Ontario Law would be characterized as procedural and will not apply any New York Law that under Ontario Law would be characterized as procedural;

(3)
will apply provisions of Ontario Law that have overriding effect;

(4)
will not apply any New York Law if such application would be characterized under Ontario law as the direct or indirect enforcement of a foreign revenue, expropriatory, penal or other public law or if its application would be contrary to Ontario public policy;

(5)
will not apply New York Law to the extent that its application would be contrary to public policy, as such term is interpreted by an Ontario court; and

(6)
will not enforce the performance of any obligation that is illegal under the laws of any jurisdiction in which the obligation is to be performed.

22.
An Ontario Court would give a judgment based upon a final and conclusive in personam judgment of a court exercising jurisdiction in the State of New York (a "New York Court") for a sum certain, obtained against the Company with respect to a claim arising out of the Underwriting Agreement (a "New York Judgment"), without reconsideration of the merits provided that:

  (i)
  an action to enforce the New York Judgment must be commenced in the Ontario Court within any applicable limitation period;

  (ii)
  the Ontario Court has discretion to stay or decline to hear an action on the New York Judgment if the New York Judgment is under appeal or there is another subsisting judgment in any jurisdiction relating to the same cause of action as the New York Judgment;

  (iii)
  the Ontario Court will render judgment only in Canadian dollars; and

  (iv)
  an action in the Ontario Court on the New York Judgment may be affected by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally; and

  (v)
  an action in the Ontario Court may be subject to the following defences:

  (1)
  the New York Judgment was obtained by fraud or in a manner contrary to the principles of natural justice provided that the New York Judgment would not be contrary to natural justice by reason only that service of process was effected on the agent for service of process appointed by the Company pursuant to Section 16 of the Underwriting Agreement;

  (2)
  the New York Judgment is for a claim which under Ontario Law would be characterized as based on a foreign revenue, expropriatory, penal or other public law;

  (3)
  the New York Judgment is contrary to Ontario public policy; and

  (4)
  the New York Judgment has been satisfied or is void or voidable under New York Law.

23.
No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of the Province of Ontario in connection with the creation, issuance or sale of the Shares by the Company or the authorization, execution, delivery and performance of the Underwriting Agreement.

        We have participated in conferences with officers and other representatives of the Company, United States counsel for the Company, representatives of the independent accountants for the Company, United States counsel for the Underwriters, Canadian counsel for the Underwriters and representatives of the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectuses and the Prospectuses were discussed and, although we have not independently verified, and are not passing upon and do not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectuses, the Prospectuses or any Permitted Free Writing Prospectus (except as and to the extent stated in enumerated paragraphs 10, 18 and 19 above), on the basis of the foregoing, no facts have come to our attention that causes us to believe that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) either the U.S. Disclosure Package or the Canadian Disclosure Package (each as defined below), as of the Applicable Time (as defined below), in each case when taken together with the Pricing Information (as defined below), included an untrue statement of a material fact within the meaning of the Ontario Act or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectuses, as of their respective dates, or as of the date hereof, included or includes an untrue statement of a material fact within the meaning of the Ontario Act or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading within the meaning of the Ontario Act (it being understood that we express no opinion in this paragraph with respect to the Financial Information included in or incorporated by reference into the Registration Statement, the Disclosure Packages or the Prospectuses). As used herein, (A) "U.S. Disclosure Package" means the U.S. Preliminary Prospectus together with the Permitted Free Writing Prospectuses attached hereto as Annex A, (B) "Canadian Disclosure Package" means the Canadian Preliminary Prospectus, (C) "Disclosure Packages" means the U.S. Disclosure Package and the Canadian Disclosure Package, (D) "Applicable Time" means    •     P.M., New York City time, on June     •    , 2006 and (E) "Pricing Information" means (i) the number of Shares offered for sale pursuant to the Prospectuses and (ii) the public offering price per Share, in the case of each of clause (E)(i) and clause (E)(ii) as reflected on the cover page of the Prospectuses.

EXHIBIT C

OPINION OF TROUTMAN SANDERS LLP

1.
Each of the U.S. Subsidiaries is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the U.S. Prospectus.

2.
The Company and the U.S. Subsidiaries are each duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in the United States where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

3.
All of the outstanding shares of capital stock of each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise disclosed in the Registration Statement and the U.S. Prospectus, all of such shares are owned by the Company.

4.
The Shares are duly listed and authorized for quotation, subject to official notice of issuance, on NASDAQ.

5.
The Registration Statement and the U.S. Prospectus (except as to the financial statements and schedules, and other financial data and statistical derived therefrom, contained in the Registration Statement and the U.S. Prospectus, as to which we express no opinion) and the Form F-X comply as to form in all material respects with the requirements of the Act (including, in the case of the U.S. Prospectus, Section 10(a) of the Act); the Company is a "foreign private issuer," as defined in Rule 405 under the Act; and the conditions to the use of Form F-10 in connection with the offering and sale of the Shares as contemplated by the Underwriting Agreement have been satisfied.

6.
To our knowledge, the Company is not an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement.

7.
The Registration Statement has become effective under the Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act; an Appointment of Agent for Service of Process and Undertaking on Form F-X was filed with the SEC prior to the time of effectiveness of the Registration Statement; and any required filing of the U.S. Prospectus under the Act has been made in the manner and within the time period required.

8.
No approval, authorization, consent or order of or filing by the Company with any U.S. federal or New York State governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ) is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, other than (i) registration of the offer and sale of the Shares under the Act and registration of the Shares under the Exchange Act, which have been effected by the Company and (ii) any notices and filings required to be given to, or made with, NASDAQ, which have been made by the Company and except that we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and we express no opinion with respect to the Conduct Rules of the NASD.

9.
The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the other transactions contemplated by the Underwriting Agreement do not and will result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under), or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any U.S. Subsidiary pursuant to the terms of (i) the articles of incorporation and by-laws or other organizational documents of the U.S. Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument (collectively, "Agreements and Instruments") which is listed in Annex B hereto, or (iii) any U.S. federal or New York State law, regulation or rule, or (iv) any decree, judgment or order applicable to the Company or any of the U.S. Subsidiaries or any of their respective properties, which decree, judgment or order is known by us.

10.
To our knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement and (ii) there are no actions, suits, claims, investigations or proceedings pending, or threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject, at law or in equity, before or by any U.S. federal, state, or local, or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the U.S. Prospectus under the Act but are not so described.

11.
Neither the Company nor any Subsidiary is nor, after giving effect to the offering and sale of the Shares, will be (i) required to register as an "investment company" or (ii) "controlled" by an entity required to be registered as an "investment company," as such terms are defined in the Investment Company Act.

12.
Submission by the Company to the jurisdiction of the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York (such state or federal court being referred to as a "New York Court") pursuant to Section 13 of the Underwriting Agreement for purposes of any Claim arising out of or relating to the Underwriting Agreement (a "New York Proceeding") constitutes a valid submission to the jurisdiction of such court for the purpose of any such New York Proceeding.

13.
To our knowledge, except as described in the Registration Statement, the U.S. Preliminary Prospectus and the U.S. Prospectus, no person has the right, pursuant to the terms of any contract, agreement or other instrument, to cause the Company to register under the Act any Common Shares or shares of any other share capital or other equity interest of the Company, or to include any such shares or interest in the Registration Statement, the U.S. Prospectus or the offering contemplated thereby.

14.
The statements set forth in (i) the Registration Statement, the U.S. Preliminary Prospectus and the U.S. Prospectus under the headings "Our business — Regulation" and (ii) the Company's Annual Information Form for the year ended December 31, 2005 under the heading "Material Contracts" insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.

15.
Although the discussion set forth in the Registration Statement, the U.S. Preliminary Prospectus and the U.S. Prospectus under the caption "Certain material income tax considerations — Material United States federal income tax considerations" does not purport to discuss all possible United States federal income tax consequences of the acquisition, ownership and disposition of the Common Shares, such discussion constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax consequences of the acquisition, ownership and disposition of the Common Shares.

        We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement, the U.S. Prospectus and the Permitted Free Writing Prospectuses were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the U.S. Prospectus or any Permitted Free Writing Prospectus (except as and to the extent stated in subparagraphs 14 and 15 of our opinion to you on behalf of the Company of even date herewith (the "Opinion")), on the basis of our participation in these conferences, nothing has come to our attention that causes us to believe that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (as defined below), as of the Applicable Time (as defined below), when taken together with the Pricing Information (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the U.S. Prospectus, as of its date, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion in this paragraph with respect to the financial statements and schedules, and other financial and statistical data derived therefrom, included in the Registration Statement, the Disclosure Package or the U.S. Prospectus). As used herein, (A) "Disclosure Package" means the U.S. Preliminary Prospectus together with the Permitted Free Writing Prospectuses attached hereto as Annex C, (B) "Applicable Time" means     •     P.M., New York City time, on June     •    , 2006, and (C) "Pricing Information" means (x) the number of Shares offered for sale pursuant to the U.S. Prospectus and (y) the public offering price per Share, in the case of each of clause (x) and clause (y), as reflected on the cover page of the U.S. Prospectus.

EXHIBIT D

OFFICERS' CERTIFICATE

        Each of the undersigned, Gordon S. Glenn, President and Chief Executive Officer of Systems Xcellence Inc., a corporation organized under the Canada Business Corporations Act (the "Company"), and Jeffrey Park, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 6(i) of that certain Underwriting Agreement dated June     •    , 2006 (the "Underwriting Agreement") between the Company and the Underwriters named therein, that as of June     •    , 2006:

1.
He has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectuses and each Permitted Free Writing Prospectus.

2.
The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.
The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.
The conditions set forth in paragraph (h) of Section 6 of the Underwriting Agreement have been met.

        Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this    •    th day of June, 2006.

By:	Name: Gordon S. Glenn Title: President and Chief Executive Officer
By:	Name: Jeffrey Park Title: Chief Financial Officer

D-1

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Systems Xcellence Inc.
3,200,000 Common Shares
UNDERWRITING AGREEMENT
SYSTEMS XCELLENCE INC. UNDERWRITING AGREEMENT
SCHEDULE A
SCHEDULE B
SCHEDULE C
EXHIBIT A
Lock-Up Agreement
EXHIBIT B
OPINION OF HEENAN BLAIKIE LLP
EXHIBIT C OPINION OF TROUTMAN SANDERS LLP
EXHIBIT D OFFICERS' CERTIFICATE